NORTHWESTERN MUTUAL LIFE

SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 1997
NORTHWESTERN MUTUAL SERIES FUND, INC.

PORTFOLIO	 MANAGERS


Gary R. Clemons, Senior Vice President, Portfolio Management/Research of Templeton Investment Counsel, Inc., is the manager for the International Equity Portfolio, replacing Marc S. Joseph on May 23, 1997. Mr. Clemons joined Templeton Investment Counsel in 1993. Prior to joining Templeton Investment Counsel, Mr. Clemons worked as a portfolio manager/research analyst for Templeton Quantitative Advisers in New York, a subsidiary of Templeton International. Mr. Clemons holds an M.B.A. with emphasis in finance from the University of Wisconsin-Madison and a B.S. degree from the University of Nevada-Reno.

Timothy S. Collins, Director - High Yield Bonds of Northwestern Investment Management Company, has replaced Steven P. Swanson as the portfolio manager of the High Yield Bond Portfolio. Mr. Collins joined Northwestern Mutual Life in 1986. He received a B.A. degree from St. Norbert College and an M.B.A. from the University of Wisconsin-Madison. Mr. Collins is a Chartered Financial Analyst. He also manages high yield fixed income securities of Northwestern Mutual Life.


The date of this Prospectus Supplement is January 15, 1998.

HOL03  66382